Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION
QUARTER ENDED DECEMBER 31, 2003 Financial Results

Table 1
Earnings
 ($ in Thousands, except per share data)

						GAAP
						Earnings /	Core
						Average	Earnings /
			Average			GAAP	Average
			Diluted			Common	Common
	GAAP	Core	Shares	GAAP	Core	Equity	Core Equity
	Earnings	Earnings	Outstanding	EPS	EPS	(Annualized)	(Annualized)
Q1: 2002	$11,219	$10,887	14,077,405	$0.80	$0.77	14.2%	14.2%
Q2: 2002	13,802	12,546	15,747,048	0.88	0.80	15.4%	14.5%
Q3: 2002	14,306	12,831	16,240,194	0.88	0.79	14.1%	14.3%
Q4: 2002	14,566	13,183	16,529,075	0.88	0.80	13.7%	14.2%
2002	53,893	49,447	15,658,623	3.44	3.16	14.3%	14.3%
Q1: 2003	14,932	14,962	16,983,513	0.88	0.88	12.9%	15.4%
Q2: 2003	22,212	20,761	18,433,165	1.21	1.13	17.6%	19.4%
Q3: 2003	24,636	24,481	19,018,487	1.30	1.29	17.8%	21.4%
Q4: 2003	69,933	30,485	19,800,863	3.53	1.54	50.0%	26.0%
2003	131,713	90,689	18,586,649	7.09	4.88	25.3%	20.8%

See Tables 5 & 6 for a description of core earnings and core equity and a related reconciliation of GAAP earnings to core earnings and GAAP equity to core equity.

Table 2
Net Interest Income
 ($ in Thousands)

								Net	Net
								Interest	Interest
								Income/	Income/
	Total	Total	Net	Earning	Cost	Interest	Interest	Average	Average
	Interest	Interest	Interest	Asset	of	Rate	Rate	GAAP	Core
	Income	Expense	Income	Yield	Funds	Spread	Margin	Equity	Equity
Q1: 2002	$30,716	$15,602	$15,114	4.92%	2.82%	2.10%	2.36%	17.69%	18.13%
Q2: 2002	36,252	18,489	17,763	4.71%	2.69%	2.02%	2.25%	18.41%	19.12%
Q3: 2002	42,093	24,291	17,802	4.07%	2.57%	1.51%	1.68%	16.47%	18.51%
Q4: 2002	54,155	33,323	20,832	3.59%	2.35%	1.24%	1.35%	18.50%	20.92%
2002	163,216	91,705	71,511	4.13%	2.54%	1.60%	1.77%	17.75%	19.21%
Q1: 2003	61,125	36,933	24,192	3.31%	2.10%	1.21%	1.28%	19.79%	23.33%
Q2: 2003	71,426	41,802	29,624	3.35%	2.05%	1.30%	1.36%	23.45%	27.63%
Q3: 2003	90,163	55,532	34,631	3.03%	1.92%	1.11%	1.14%	25.07%	30.23%
Q4: 2003	108,262	68,594	39,668	2.79%	1.81%	0.98%	1.01%	28.38%	33.77%
2003	330,976	202,861	128,115	3.05%	1.93%	1.12%	1.16%	24.32%	28.91%

Table 3
Interest Expense
 ($ in Thousands)

	Average		Total	Average	Long Term	Long Term	Average	Short Term	Short Term
	Total	Interest	Cost Of	Long Term	Interest	Debt Cost	Short Term	Interest	Debt Cost
	Debt	Expense	Funds	Debt	Expense	Of Funds	Debt	Expense	Of Funds
Q1: 2002	$2,211,927	$15,602	2.82%	$1,280,503	$10,661	3.33%	$931,424	$4,941	2.12%
Q2: 2002	2,752,215	18,489	2.69%	1,806,884	12,894	2.85%	945,331	5,595	2.37%
Q3: 2002	3,781,717	24,291	2.57%	2,893,682	18,893	2.61%	888,035	5,398	2.43%
Q4: 2002	5,680,238	33,323	2.35%	5,018,353	28,945	2.31%	661,885	4,378	2.65%
2002	3,616,506	91,705	2.54%	2,760,490	71,393	2.59%	856,016	20,312	2.37%
Q1: 2003	7,036,183	36,933	2.10%	6,637,053	34,993	2.11%	399,130	1,940	1.94%
Q2: 2003	8,160,393	41,802	2.05%	7,861,252	40,163	2.04%	299,141	1,639	2.19%
Q3: 2003	11,541,894	55,532	1.92%	11,197,470	53,861	1.92%	344,424	1,671	1.94%
Q4: 2003	15,119,594	68,594	1.81%	14,708,963	66,806	1.82%	410,631	1,788	1.74%
2003	10,489,614	202,861	1.93%	10,126,303	195,823	1.93%	363,311	7,038	1.94%

Table 4
Net Interest Income on an “At Risk” Assets and Recourse Debt Basis
($ in Thousands)

								Net
	Interest	Interest	Net			“At Risk”	“At Risk”	Interest
	Income	Expense	Interest		Recourse	Asset	Asset	Income/
	On	On	Income on	“At Risk”	Cost	Interest	Interest	Average
	“At Risk”	Recourse	“At Risk”	Asset	of	Rate	Rate	Core
	Assets	Debt	Basis	Yield	Funds	Spread	Margin	Equity
Q1: 2002	$20,055	$4,941	$15,114	6.30%	2.12%	4.18%	4.75%	18.13%
Q2: 2002	23,358	5,595	17,763	7.02%	2.37%	4.65%	5.34%	19.12%
Q3: 2002	23,200	5,398	17,802	7.03%	2.43%	4.60%	5.39%	18.51%
Q4: 2002	25,210	4,378	20,832	9.07%	2.65%	6.42%	7.49%	20.92%
2002	91,823	20,312	71,511	7.29%	2.37%	4.92%	5.68%	19.21%
Q1: 2003	26,132	1,940	24,192	11.77%	1.94%	9.82%	10.89%	23.33%
Q2: 2003	31,263	1,639	29,624	15.54%	2.19%	13.35%	14.73%	27.63%
Q3: 2003	36,302	1,671	34,631	16.19%	1.94%	14.25%	15.44%	30.23%
Q4: 2003	41,456	1,788	39,668	17.10%	1.74%	15.36%	16.36%	33.77%
2003	135,153	7,038	128,115	15.18%	1.94%	13.25%	14.39%	28.91%

See Table 7 for a reconciliation of GAAP interest income to net interest income on an “at risk” basis and GAAP interest expense to recourse cost of funds. See Table 8 for a description of recourse assets and recourse debt and a related reconciliation to reported GAAP assets and reported GAAP debt.

Table 5
Core Earnings (1)
($ in Thousands)

		Less: Net
		Realized &	Less:
		Unrealized	Variable
		Market	Stock
		Value	Option
	GAAP	Gains/	Valuation	Core
	Earnings	(Losses)	Adjustments	Earnings
Q1: 2002	$11,219	$875	$(543)	$10,887
Q2: 2002	13,802	2,045	(789)	12,546
Q3: 2002	14,306	730	745	12,831
Q4: 2002	14,566	1,461	(78)	13,183
2002	53,893	5,111	(665)	49,447
Q1: 2003	14,932	918	(948)	14,962
Q2: 2003	22,212	2,941	(1,490)	20,761
Q3: 2003	24,636	668	(513)	24,481
Q4: 2003	69,933	42,149	(2,701)	30,485
2003	131,713	46,676	(5,652)	90,689

(1) Core earnings is not a measure of earnings in accordance with GAAP. Core earnings is calculated as GAAP earnings from ongoing operations less mark-to-market adjustments (which include realized and unrealized gains and losses on certain assets, interest rate agreements, and variable stock options). We believe that core earnings provides relevant and useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of our assets and stock options and none of our liabilities are recognized through our Consolidated Statements of Income under GAAP, and thus GAAP valuation adjustments may not be fully indicative of changes in market values on our balance sheet as a whole or a reliable guide to our current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect our ongoing earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core earnings in the same fashion, core earnings as calculated by us may not be comparable to similarly titled measures reported by other companies.

Financial Results (continued)

Table 6
Core Equity (2)
( $ in Thousands)

					Average
		Balance			Balance				Average
	Total	Sheet		Average	Sheet	Average	Average	Average	Common
	GAAP	Mark-to-Mkt	Core	GAAP	Mark-to-Mkt	Core	Preferred	Common	Core
	Equity	Adjustments	Equity	Equity	Adjustments	Equity	Equity	Equity	Equity
Q1: 2002	$364,444	$11,015	$353,429	$341,766	$8,360	$333,406	$26,517	$315,249	$306,889
Q2: 2002	417,930	35,826	382,104	385,887	14,213	371,674	26,517	359,370	345,157
Q3: 2002	445,728	54,148	391,580	432,310	47,705	384,605	26,517	405,793	358,088
Q4: 2002	473,033	69,146	403,887	450,464	52,200	398,264	26,517	423,947	371,747
2002	473,033	69,146	403,887	402,986	30,786	372,200	26,517	376,469	345,683
Q1: 2003	485,402	68,077	417,325	489,086	74,231	414,855	26,517	462,569	388,338
Q2: 2003	547,176	108,409	438,767	505,373	76,477	428,896	—	505,373	428,896
Q3: 2003	566,134	90,592	475,542	552,645	94,341	458,304	—	552,645	458,304
Q4: 2003	553,328	82,179	471,149	559,073	89,216	469,857	—	559,073	469,857
2003	553,328	82,179	471,149	526,808	83,637	443,171	6,538	520,270	436,633

(2) Core equity is calculated as GAAP equity less unrealized gains and losses on certain assets and interest rate agreements. We believe measurements based on core equity provide relevant useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments reflected in GAAP equity represent unrealized gains and losses on a portion of the balance sheet only and may not be reflective of the equity available to invest in operations. Because all companies and analysts do not calculate non-GAAP measures in the same fashion, core equity and ratios using core equity as calculated by the us may not be comparable to similarly titled measures reported by other companies. Average Common Equity measures are calculated by excluding Average Preferred Equity.

Table 7
Reconciliation of GAAP Interest Income and Interest Expense to Interest Income on “At Risk” Assets and Interest Expense on Recourse Debt
($ in Thousands)

		Interest	Interest		Interest	Interest
		Income	Income		Expense	Expense
	Total	On Non-	On	Total	On Non-	On
	Interest	Recourse	“At Risk”	Interest	Recourse	Recourse
	Income	Assets	Assets	Expense	Debt	Debt

Q1: 2002	$30,716	$10,661	$20,055	$15,602	$10,661	$4,941
Q2: 2002	36,252	12,894	23,358	18,489	12,894	5,595
Q3: 2002	42,093	18,893	23,200	24,291	18,893	5,398
Q4: 2002	54,155	28,945	25,210	33,323	28,945	4,378
2002	163,216	71,393	91,823	91,705	71,393	20,312
Q1: 2003	61,125	34,993	26,132	36,933	34,993	1,940
Q2: 2003	71,426	40,163	31,263	41,802	40,163	1,639
Q3: 2003	90,163	53,861	36,302	55,532	53,861	1,671
Q4: 2003	108,262	66,806	41,456	68,594	66,806	1,788
2003	330,976	195,823	135,153	202,861	195,823	7,038

Table 8
Leverage Ratios
Equity to Assets and Debt to Equity
($ in thousands)

				GAAP	GAAP				Reported	Recourse
		Non-	(3)	Equity to	Equity to		Non-	(3)	Debt to	Debt to
	Reported	Recourse	Recourse	Reported	Recourse	Reported	Recourse	Recourse	GAAP	GAAP
	Assets	Assets	Assets	Assets	Assets	Debt	Debt	Debt	Equity	Equity
Q1: 2002	$2,739,838	$1,252,881	$1,486,957	13%	25%	$2,356,972	$1,234,459	$1,122,513	6.5	3.1
Q2: 2002	3,689,782	2,266,849	1,422,933	11%	29%	3,246,603	2,241,600	1,005,003	7.8	2.4
Q3: 2002	5,674,302	4,394,493	1,279,809	8%	35%	5,199,362	4,365,281	834,081	11.7	1.9
Q4: 2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
Q1: 2003	8,172,063	7,210,944	961,119	6%	51%	7,646,408	7,170,691	475,717	15.8	1.0
Q2: 2003	10,356,052	9,591,192	764,860	5%	72%	9,760,315	9,542,631	217,684	17.8	0.4
Q3: 2003	14,901,374	13,835,517	1,065,857	4%	53%	14,281,936	13,782,213	499,723	25.2	0.9
Q4: 2003	17,626,770	16,837,005	789,765	3%	70%	17,019,023	16,782,586	236,437	30.8	0.4
2003	17,626,770	16,837,005	789,765	3%	70%	17,019,023	16,782,586	236,437	30.8	0.4

(3) Assets that have been sold to non-recourse securitization trusts and long-term debt that is non-recourse to Redwood are reported on our balance sheet. Only our net investments in the equity of these trusts constitute “at-risk” assets to us. If we had used different terms or forms of securitization these transactions may have been accounted for as sales. With sales accounting, our reported balance sheet (both assets and liabilities) would be substantially smaller (although the economics of the transaction and our exposure to risks would be unchanged). If we structured the securitizations differently and therefore accounted for them as sales rather than financings, our asset-based margins would have been different and, in some respects, reported on a basis that is more comparable to some other financial institutions. Our interest rate spread and our interest rate margin would have been higher and would show a positive trend in recent quarters. Our reported debt-to-equity ratio would have been substantially lower. Table 4 above presents our interest income and interest expense as if we had structured our securitizations to obtain sales accounting treatment rather than financing accounting treatment; effectively, on an “at-risk” basis for assets and on a recourse basis for liabilities.

Table 9
Reconciliation of Average Reported Assets to Average “At Risk” Assets and
Average Reported Debt to Average Recourse Debt
($ in Thousands)

		Average			Average
	Average	Non-	Average	Average	Non-	Average
	Reported	Recourse	“At Risk”	Reported	Recourse	Recourse
	Assets	Assets	Assets	Debt	Debt	Debt
Q1: 2002	$2,564,847	$1,291,657	$1,273,190	$2,211,927	$1,280,503	$931,424
Q2: 2002	3,158,751	1,827,533	1,331,218	2,752,215	1,806,884	945,331
Q3: 2002	4,234,477	2,914,133	1,320,344	3,781,717	2,893,682	888,035
Q4: 2002	6,158,898	5,046,549	1,112,349	5,680,238	5,018,353	661,885
2002	4,039,652	2,780,650	1,259,002	3,616,506	2,760,490	856,016
Q1: 2003	7,553,727	6,665,511	888,216	7,036,183	6,637,053	399,130
Q2: 2003	8,687,371	7,882,857	804,514	8,160,393	7,861,252	299,141
Q3: 2003	12,131,616	11,234,547	897,069	11,541,894	11,197,470	344,424
Q4: 2003	15,758,417	14,788,713	969,704	15,119,594	14,708,963	410,631
2003	11,058,272	10,168,153	890,119	10,489,614	10,126,303	363,311

Portfolios

Table 10
Balances & Yields
( $ in Thousands)

	At period end					For period ended
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Reserve	(loss)	Value	Balance*	Income	Yield

Total Earning Assets
Q1: 2002	$2,912,217	$(10,332)	$(200,037)	$11,016	2,712,864	$2,498,565	30,716	4.92%
Q2: 2002	3,854,545	(14,318)	(212,296)	35,827	3,663,758	3,080,165	36,252	4.71%
Q3: 2002	5,829,188	(6,941)	(227,346)	54,148	5,649,049	4,131,870	42,093	4.07%
Q4: 2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	6,042,042	54,155	3.59%
2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	3,948,399	163,216	4.13%
Q1: 2003	8,356,918	(50,540)	(244,056)	72,282	8,134,604	7,393,566	61,125	3.31%
Q2: 2003	10,471,188	(62,789)	(216,834)	115,903	10,307,468	8,523,925	71,426	3.35%
Q3: 2003	14,969,841	(23,059)	(191,264)	91,992	14,847,510	11,911,196	90,163	3.03%
Q4: 2003	17,657,339	21,354	(217,806)	82,600	17,543,487	15,503,865	108,262	2.79%
2003	17,657,339	21,354	(217,806)	82,600	17,543,487	10,858,311	330,976	3.05%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$9,502	$(5,481)	$—	1,794,260	$1,544,924	14,125	3.66%
Q2: 2002	2,795,628	13,881	(5,953)	—	2,803,556	2,201,384	19,601	3.56%
Q3: 2002	4,736,645	31,859	(6,611)	—	4,761,893	3,262,462	24,447	3.00%
Q4: 2002	6,190,674	32,776	(8,271)	—	6,215,179	5,318,910	37,264	2.80%
2002	6,190,674	32,776	(8,271)	—	6,215,179	3,092,755	95,437	3.09%
Q1: 2003	7,297,515	33,520	(9,996)	—	7,321,039	6,625,539	42,314	2.55%
Q2: 2003	9,206,986	52,593	(12,159)	—	9,247,420	7,670,484	47,299	2.47%
Q3: 2003	13,703,475	123,392	(13,617)	—	13,813,250	10,958,059	63,638	2.32%
Q4: 2003	16,110,748	144,748	(16,336)	—	16,239,160	14,381,270	82,727	2.30%
2003	16,110,748	144,748	(16,336)	—	16,239,160	9,932,961	235,978	2.38%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$460,035	$(28,058)	$(194,556)	$12,411	249,832	$201,540	6,695	13.29%
Q2: 2002	492,642	(35,745)	(206,343)	34,205	284,759	238,282	9,006	15.12%
Q3: 2002	542,669	(49,360)	(220,735)	51,556	324,130	257,844	10,443	16.20%
Q4: 2002	559,186	(58,578)	(224,891)	76,762	352,479	271,016	11,283	16.65%
2002	559,186	(58,578)	(224,891)	76,762	352,479	242,404	37,427	15.44%
Q1: 2003	614,111	(84,648)	(234,060)	77,759	373,162	278,339	13,693	19.68%
Q2: 2003	598,134	(113,358)	(204,675)	113,310	393,411	279,010	17,977	25.77%
Q3: 2003	603,855	(145,356)	(177,647)	92,559	373,411	270,991	19,027	28.09%
Q4: 2003	623,692	(123,329)	(200,970)	79,334	378,727	272,999	17,394	25.49%
2003	623,692	(123,329)	(200,970)	79,334	378,727	275,308	68,091	24.73%
Commercial Real Estate Loans
Q1: 2002	$50,057	$(677)	$—	$—	49,380	$50,170	1,274	10.16%
Q2: 2002	50,436	(638)	—	—	49,798	49,369	1,233	9.99%
Q3: 2002	51,318	(654)	—	—	50,664	50,102	1,280	10.22%
Q4: 2002	30,250	(980)	—	—	29,270	47,935	1,213	10.12%
2002	30,250	(980)	—	—	29,270	49,390	5,000	10.12%
Q1: 2003	32,223	(1,009)	—	—	31,214	30,888	816	10.57%
Q2: 2003	42,492	(7,970)	—	—	34,522	33,138	960	11.59%
Q3: 2003	31,211	(7,603)	—	—	23,608	30,471	939	12.33%
Q4: 2003	31,180	(8,261)	(500)	—	22,419	23,464	244	4.16%
2003	31,180	(8,261)	(500)	—	22,419	29,473	2,959	10.04%
Securities
Q1: 2002	$601,926	$8,901	$—	$(1,395)	609,432	$676,692	8,514	5.03%
Q2: 2002	502,684	8,184	—	1,622	512,490	529,843	6,222	4.70%
Q3: 2002	477,950	11,214	—	2,592	491,756	493,997	5,719	4.63%
Q4: 2002	339,095	1,138	—	(4,536)	335,697	320,154	3,949	4.93%
2002	339,095	1,138	—	(4,536)	335,697	504,401	24,404	4.84%
Q1: 2003	370,187	1,597	—	(5,477)	366,307	360,084	4,192	4.66%
Q2: 2003	587,038	5,946	—	2,593	595,577	453,546	5,057	4.46%
Q3: 2003	599,144	6,508	—	(567)	605,085	602,622	6,478	4.30%
Q4: 2003	833,252	8,196	—	3,266	844,714	709,867	7,803	4.40%
2003	833,252	8,196	—	3,266	844,714	532,683	23,530	4.42%
Cash & Equivalents
Q1: 2002	$9,960	$—	$—	$—	9,960		108
Q2: 2002	13,155	—	—	—	13,155		190
Q3: 2002	20,606	—	—	—	20,606		204
Q4: 2002	39,169	—	—	—	39,169		446
2002	39,169	—	—	—	39,169		948
Q1: 2003	42,882	—	—	—	42,882		110
Q2: 2003	36,539				36,539		133
Q3: 2003	32,156				32,156		81
Q4: 2003	58,467				58,467		94
2003	58,467	—	—	—	58,467		418

* Average excludes unrealized gains(losses) from mark-to-market adjustments.

Portfolios (continued)

Table 11
Portfolio Activity
( $ in Thousands)

				Discount/		Net	Net	Net
			Principal	(Premium)	Credit	Charge-offs/	Mark-to-Mkt	Increase/
	Acquisitions	Sales	Payments	Amortization	Provision	(Recoveries)	Adjustment	(Decrease)
Residential Real Estate Loans
Q1: 2002	$417,276	$—	$(95,924)	$(1,672)	$(282)	$—	$—	$319,398
Q2: 2002	1,146,621	(46,683)	(89,582)	(1,060)	(472)	—	472	1,009,296
Q3: 2002	2,075,296	(2,960)	(109,896)	(3,502)	(894)	236	57	1,958,337
Q4: 2002	1,616,400	—	(155,915)	(5,754)	(1,660)	—	215	1,453,286
2002	5,255,593	(49,643)	(451,317)	(11,988)	(3,308)	236	744	4,740,317
Q1: 2003	1,338,920	(73,137)	(152,768)	(6,156)	(1,756)	31	726	1,105,860
Q2: 2003	2,168,181	—	(234,582)	(5,055)	(2,163)	—	—	1,926,381
Q3: 2003	4,996,403	—	(420,395)	(8,720)	(1,458)	—	—	4,565,830
Q4: 2003	2,897,863	(605)	(458,957)	(9,684)	(2,769)	50	12	2,425,910
2003	11,401,367	(73,742)	(1,266,702)	(29,615)	(8,146)	81	738	10,023,981
Residential Loan Credit-Enhancement Securities
Q1: 2002	$59,157	$(5,037)	$(4,270)	$366	$—	$—	$8,803	$59,019
Q2: 2002	25,849	(898)	(15,801)	1,767	—	—	24,010	34,927
Q3: 2002	28,983	—	(9,437)	2,722	—	—	17,103	39,371
Q4: 2002	13,442		(13,573)	3,275	—	—	25,205	28,349
2002	127,431	(5,935)	(43,081)	8,130	—	—	75,121	161,666
Q1: 2003	37,077	—	(23,212)	5,545	—	—	1,273	20,683
Q2: 2003	11,265	(1,248)	(38,773)	10,024	—	—	38,981	20,249
Q3: 2003	23,164	—	(37,647)	11,432	—	—	(16,949)	(20,000)
Q4: 2003	77,367	—	(116,575)	10,188	—	—	34,336	5,316
2003	148,873	(1,248)	(216,207)	37,189	—	—	57,641	26,248
Commercial Real Estate Loans
Q1: 2002	$140	$—	$(1,873)	$28	$—	$—	$1	$(1,704)
Q2: 2002	470	—	(53)	—	—	—	1	418
Q3: 2002	919	—	(54)	—	—	—	1	866
Q4: 2002	—	—	(21,068)	24	—	—	(350)	(21,394)
2002	1,529	—	(23,048)	52	—	—	(347)	(21,814)
Q1: 2003	2,011	—	(68)	—	—	—	1	1,944
Q2: 2003	3,408	—	(34)	(67)	—	—	1	3,308
Q3: 2003	1,023	—	(12,034)	(33)	—	—	130	(10,914)
Q4: 2003	—	—	(31)	(158)	(500)	—	(500)	(1,189)
2003	6,442	—	(12,167)	(258)	(500)	—	(368)	(6,851)
Securities
Q1: 2002	$76,701	$(89,395)	$(60,040)	$(1,701)	$—	$—	$385	$(74,050)
Q2: 2002	23,026	(56,802)	(65,617)	(1,249)	—	—	3,700	(96,942)
Q3: 2002	6,811	—	(31,830)	(1,052)	—	—	5,337	(20,734)
Q4: 2002	196,279	(315,308)	(31,009)	(24)	—	—	(5,997)	(156,059)
2002	302,817	(461,505)	(188,496)	(4,026)	—	—	3,425	(347,785)
Q1: 2003	42,955	—	(11,329)	3	—	—	(1,019)	30,610
Q2: 2003	237,515	(4,051)	(12,126)	(111)	—	—	8,043	229,270
Q3: 2003	28,702	—	(12,677)	(96)	—	—	(6,421)	9,508
Q4: 2003	256,588	—	(17,658)	(343)	—	—	1,042	239,629

Table 12
Residential Credit Results
($ in Thousands)

					Total
		Internally-		(4)	Credit
		Designated	External	Total	Protection
	Underlying	Credit	Credit	Credit	As % of
	Loans	Reserves	Enhancement	Protection	Loans
Total Residential Portfolio
Q1: 2002	$66,620,865	$200,037	$79,924	$279,961	0.42%
Q2: 2002	68,864,715	212,296	65,102	277,398	0.40%
Q3: 2002	73,245,252	227,346	64,147	291,493	0.40%
Q4: 2002	64,874,289	233,162	63,179	296,341	0.46%
2002	64,874,289	233,162	63,179	296,341	0.46%
Q1: 2003	68,069,255	244,056	61,814	305,870	0.45%
Q2: 2003	61,071,919	216,834	58,296	275,130	0.45%
Q3: 2003	57,493,402	191,264	51,985	243,249	0.42%
Q4: 2003	84,372,335	217,306	46,476	263,782	0.31%
2003	84,372,335	217,306	46,476	263,782	0.31%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$5,481	$—	$5,481	0.31%
Q2: 2002	2,795,628	5,953	—	5,953	0.21%
Q3: 2002	4,736,645	6,611	—	6,611	0.14%
Q4: 2002	6,190,674	8,271	—	8,271	0.13%
2002	6,190,674	8,271	—	8,271	0.13%
Q1: 2003	7,297,515	9,996	—	9,996	0.14%
Q2: 2003	9,206,986	12,159	—	12,159	0.13%
Q3: 2003	13,703,475	13,617	—	13,617	0.10%
Q4: 2003	16,110,748	16,336	—	16,336	0.10%
2003	16,110,748	16,336	—	16,336	0.10%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$64,826,605	$194,556	$79,924	$274,480	0.42%
Q2: 2002	66,061,159	206,343	65,102	271,445	0.41%
Q3: 2002	68,483,359	220,735	64,147	284,882	0.42%
Q4: 2002	58,659,110	224,891	63,179	288,070	0.49%
2002	58,659,110	224,891	63,179	288,070	0.49%
Q1: 2003	60,748,216	234,060	61,814	295,874	0.49%
Q2: 2003	51,824,499	204,675	58,296	262,971	0.51%
Q3: 2003	43,680,152	177,647	51,985	229,632	0.53%
Q4: 2003	68,133,175	200,970	46,476	247,446	0.36%
2003	68,133,175	200,970	46,476	247,446	0.36%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Losses To
				Securities	Redwood's	Total Credit
			Total	Junior To	Share of Net	Losses As %
	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)
Total Residential Portfolio
Q1: 2002	$134,775	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	153,217	0.22%	115	189	(74)	0.01%
Q3: 2002	152,894	0.21%	386	103	283	0.01%
Q4: 2002	150,353	0.23%	377	163	214	0.01%
2002	150,353	0.23%	1,330	1,073	257	0.01%
Q1: 2003	162,657	0.24%	1,171	456	715	0.01%
Q2: 2003	163,894	0.27%	384	152	232	0.01%
Q3: 2003	179,871	0.31%	986	38	948	0.01%
Q4: 2003	137,978	0.16%	1,645	357	1,288	0.01%
2003	137,978	0.16%	4,186	1,003	3,183	0.01%
Residential Real Estate Loans
Q1: 2002	$4,926	0.28%	$—	$—		$0.01%
Q2: 2002	3,257	0.12%	—	—	—	0.01%
Q3: 2002	1,387	0.03%	236	—	236	0.01%
Q4: 2002	4,127	0.07%	—	—	—	0.01%
2002	4,127	0.07%	236	—	236	0.01%
Q1: 2003	1,159	0.02%	31	—	31	0.01%
Q2: 2003	3,895	0.04%	—	—	—	0.01%
Q3: 2003	1,598	0.01%	—	—	—	0.01%
Q4: 2003	5,419	0.03%	50	—	50	0.01%
2003	5,419	0.03%	81	—	81	0.01%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$129,849	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	149,960	0.23%	115	189	(74)	0.01%
Q3: 2002	151,507	0.22%	150	103	47	0.01%
Q4: 2002	146,226	0.25%	377	163	214	0.01%
2002	146,226	0.25%	1,094	1,073	21	0.01%
Q1: 2003	161,498	0.27%	1,140	456	684	0.01%
Q2: 2003	159,999	0.31%	384	152	232	0.01%
Q3: 2003	178,273	0.41%	986	38	948	0.01%
Q4: 2003	132,559	0.19%	1,595	357	1,238	0.01%
2003	132,559	0.19%	4,105	1,003	3,102	0.01%

Loan Characteristics

Table 13
Residential Real Estate Loan Characteristics
(at period end, all dollars in thousands)

	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002
Retained Residential Loans	$16,239,160	$13,813,250	$9,247,420	$7,321,039	$6,215,179	$4,761,893	$2,803,556
Number of loans	43,919	37,122	24,988	19,805	16,669	12,580	7,394
Average loan size	$370	$372	$370	$370	$373	$379	$379
Adjustable %	99%	99%	99%	99%	99%	98%	96%
Hybrid %	1%	1%	1%	1%	1%	2%	4%
Fixed %	0%	0%	0%	0%	0%	0%	0%
Northern California	13%	13%	13%	13%	12%	12%	13%
Southern California	12%	12%	12%	12%	12%	12%	12%
Florida	11%	11%	12%	12%	12%	11%	13%
Georgia	6%	6%	5%	5%	6%	6%	6%
New York	5%	6%	6%	7%	8%	8%	9%
New Jersey	5%	5%	4%	5%	5%	5%	5%
Illinois	4%	4%	4%	4%	4%	4%	4%
Texas	4%	4%	3%	3%	3%	3%	3%
Arizona	4%	3%	3%	3%	3%	3%	2%
Colorado	4%	3%	3%	3%	3%	3%	3%
North Carolina	3%	3%	3%	3%	3%	3%	2%
Other states (none greater than 3%)	29%	30%	32%	30%	29%	30%	28%
Year 2003 origination	66%	58%	40%	11%	0%	0%	0%
Year 2002 origination	28%	34%	49%	72%	78%	70%	47%
Year 2001 origination	4%	5%	6%	11%	13%	18%	31%
Year 2000 origination	0%	0%	0%	0%	0%	0%	0%
Year 1999 origination	1%	1%	1%	2%	2%	3%	5%
Year 1998 origination or earlier	2%	2%	4%	4%	7%	9%	17%
% balance in loans > $1mm per loan	16%	17%	15%	14%	14%	15%	15%

Table 14
Residential Loan Credit-Enhancement Securities – Underlying Collateral Characteristics
(all dollars in thousands)

	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002
First loss position, principal value	$255,570	$236,968	$233,787	$236,122	$215,046	$206,062	$181,179
Second loss position, principal value	174,592	168,547	168,524	176,864	163,428	152,433	139,290
Third loss position, principal value	193,530	198,340	195,823	201,125	180,712	184,174	172,173

Total principal value	$623,692	$603,855	$598,134	$614,111	$559,186	$542,669	$492,642
First loss position, reported value	$78,030	$70,458	$74,470	$63,675	$65,292	$52,595	$46,979
Second loss position, reported value	134,225	128,280	139,788	130,415	121,491	104,928	90,878
Third loss position, reported value	166,472	174,673	179,153	179,072	165,696	166,607	146,902

Total reported value	$378,727	$373,411	$393,411	$373,162	$352,479	$324,130	$284,759
Internal Designated Credit Reserves	$200,970	$177,647	$204,675	$234,060	$224,891	$220,735	$206,343
External Credit Enhancement	46,476	51,985	58,296	61,814	63,179	64,147	65,102

Total Credit Protection	$247,446	$229,632	$262,971	$295,874	$288,070	$284,882	$271,445
As % of Total Portfolio	0.36%	0.53%	0.51%	0.49%	0.49%	0.42%	0.41%
Underlying Residential Real Estate Loans	$68,133,175	$43,680,152	$51,824,499	$60,748,216	$58,659,110	$68,483,359	$66,061,159
Number of credit -enhanced loans	152,083	96,424	116,730	138,327	135,196	160,695	165,515
Average loan size	$448	$453	$444	$439	$434	$426	$399
Adjustable %	21%	21%	36%	27%	20%	20%	19%
Hybrid %	64%	57%	36%	39%	37%	28%	20%
Fixed %	15%	22%	28%	34%	43%	52%	61%
Northern California	26%	25%	26%	26%	27%	27%	25%
Southern California	25%	25%	24%	24%	25%	24%	24%
New York	5%	6%	6%	5%	5%	4%	5%
Florida	4%	4%	4%	4%	3%	3%	3%
Texas	3%	3%	3%	3%	3%	3%	4%
Massachusetts	3%	3%	3%	3%	3%	3%	3%
New Jersey	3%	3%	3%	3%	3%	3%	3%
Other states (none greater than 3%)	31%	31%	31%	32%	31%	33%	33%
Year 2003 origination	51%	28%	12%	2%	0%	0%	0%
Year 2002 origination	26%	34%	42%	41%	28%	25%	11%
Year 2001 origination	11%	18%	24%	31%	40%	43%	49%
Year 2000 origination	2%	4%	4%	4%	5%	5%	6%
Year 1999 origination	3%	6%	7%	9%	11%	11%	16%
Year 1998 or earlier origination	7%	10%	11%	13%	16%	16%	18%
% balance in loans > $1mm per loan	11%	11%	10%	10%	8%	6%	5%

Loan Characteristics (continued)

Table 15
Commercial Real Estate Loans – Characteristics
(at period end, all dollars in thousands)

	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002
Commercial Mortgage Loans	$22,419	$23,608	$34,522	$31,214	$29,270	$50,664	$49,978
Number of Loans	9	9	12	10	7	9	8
Average Loan Size	$2,491	$2,623	$2,877	$3,121	$4,181	$5,629	$6,247
Serious Delinquency	$—	$—	$650	$650	$650	$—	$—
Realized Credit losses	—	—	—	—	—	—	—
California %	65%	65%	46%	40%	36%	62%	61%

Table 16
Securities Portfolio – Characteristics at December 31, 2003
($ in thousands)

		Rating:
	Total	AAA	AA	A	BBB	BB	B	Unrated
Commercial Real Estate	$144,480	$15,535	$—	$23,154	$90,590	$11,178	$4,023	$—
Residential Prime	213,244	26,215	116,995	27,092	42,942	—	—	—
Residential Subprime	236,989	—	14,478	180,610	41,901	—	—	—
Residential Second Lien	107,162	—	55,109	47,695	4,358	—	—	—
Manufactured Housing	14,057	2,863	5,521	—	—	3,760	1,913	—
Corporate REIT Debt	61,107	—	—	7,428	48,828	4,851	—	—
Real Estate CDOs	67,675	4,877	14,719	20,645	23,131	—	—	4,303

Total Securities Portfolio	$844,714	$49,490	$206,822	$306,624	$251,750	$19,789	$5,936	$4,303

Table 17
Asset / Liability Matching at December 31, 2003
($ in thousands)

		One-	Six-	One-		Non		Total
		Month	Month	Year	Fixed/	Interest		Liabilities
Asset	Asset	LIBOR	LIBOR	Treasury	Hybrid	Bearing		And
Type	Amount	Liabilities	Liabilities	Liabilities	Liabilities	Liabilities	Equity	Equity
Cash (unrestricted)	$58,467	$58,467	$—	$—	$—	$—	$—	$58,467
One-Month LIBOR	4,301,733	4,301,733	—	—	—	—	—	4,301,733
Six-Month LIBOR	12,478,574	1,634,714	10,340,216	114,035	—	—	389,609	12,478,574
Other ARM	51,870	—	—	51,870	—	—	—	51,870
Fixed / Hybrid < 1yr*	108,090	—	—	—	41,460	—	66,630	99,579
Fixed / Hybrid > 1yr	544,753	—	—	—	476,528	—	68,225	553,264
Non-Earning Assets	83,283	—	—	—	—	54,419	28,864	83,283

Total	$17,626,770	$5,994,914	$10,340,216	$165,905	$517,988	$54,419	$553,328	$17,626,770

*	Projected principal receipts on fixed-rate and hybrid assets over the next twelve months.

Long-Term Debt Characteristics

Table 18
Long-Term Debt Characteristics – Residential Mortgage Loans (Sequoia)
(all dollars in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia Long-	Debt	Issue	Issue		Stated	Callable	At Dec. 31,	Dec. 31,
Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003
Sequoia 1 A1	AAA	07/29/97	$334,347	1m LIBOR	2028	Called	$—	NM
Sequoia 1 A2	AAA	07/29/97	200,000	Fed Funds	2028	Called	—	NM
Sequoia 2 A1	AAA	11/06/97	592,560	1y Treasury	2029	2004	166,214	2.37%
Sequoia 2 A2	AAA	11/06/97	156,600	1m LIBOR	2029	2004	43,926	1.48%
Sequoia 3 A1	AAA	06/26/98	225,459	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A2	AAA	06/26/98	95,000	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A3	AAA	06/26/98	164,200	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A4	AAA	06/26/98	121,923	1m LIBOR	2028	Called	—	NM
Sequoia 3 M1	AA/AAA	06/26/98	16,127	1m LIBOR	2028	Called	—	NM
Sequoia 3 M2	A/AA	06/26/98	7,741	1m LIBOR	2028	Called	—	NM
Sequoia 3 M3	BBB/A	06/26/98	4,838	1m LIBOR	2028	Called	—	NM
Sequoia 1A A1	AAA	05/04/99	157,266	1m LIBOR	2028	Called	—	NM
Sequoia 4 A	AAA	03/21/00	377,119	1m LIBOR	2024	2007	171,367	1.51%
Sequoia 5 A	AAA	10/29/01	496,667	1m LIBOR	2026	2008	368,829	1.50%
Sequoia 5 B1	AA	10/29/01	5,918	1m LIBOR	2026	2008	5,918	1.95%
Sequoia 5 B2	A	10/29/01	5,146	1m LIBOR	2026	2008	5,146	1.95%
Sequoia 5 B3	BBB	10/29/01	2,316	1m LIBOR	2026	2008	2,316	1.95%
Sequoia 6A	AAA	04/26/02	496,378	1m LIBOR	2027	2009	401,678	1.47%
Sequoia 6B1	AA	04/26/02	5,915	1m LIBOR	2027	2009	5,915	1.85%
Sequoia 7A	AAA	05/29/02	554,686	1m LIBOR	2032	2008	433,147	1.49%
Sequoia 7B1	AA	05/29/02	8,080	1m LIBOR	2032	2008	8,080	1.90%
Sequoia 8 1A-1	AAA	07/30/02	50,000	1m LIBOR	2032	Retired	—	NM
Sequoia 8 1A-2	AAA	07/30/02	61,468	Fixed to 12/04	2032	2008	32,416	3.46%
Sequoia 8 2A	AAA	07/30/02	463,097	1m LIBOR	2032	2008	381,676	1.45%
Sequoia 8 3A	AAA	07/30/02	49,973	6m LIBOR	2032	2008	37,955	2.95%
Sequoia 8 B1	AA	07/30/02	9,069	1m LIBOR	2032	2008	9,069	1.82%
Sequoia 9 1A	AAA	08/28/02	381,689	1m LIBOR	2032	2011	334,587	1.50%
Sequoia 9 2A	AAA	08/28/02	168,875	1m LIBOR	2032	2011	119,924	2.74%
Sequoia 9 B1	AA	08/28/02	7,702	1m LIBOR	2032	2011	7,702	1.90%
Sequoia 10 1A	AAA	09/26/02	822,375	1m LIBOR	2027	2011	721,508	1.55%
Sequoia 10 2A-1	AAA	09/26/02	190,000	1m LIBOR	2027	2011	166,991	1.53%
Sequoia 10 2A-2	AAA	09/26/02	3,500	1m LIBOR	2027	2011	3,500	1.83%
Sequoia 10 B1	AA	09/26/02	12,600	1m LIBOR	2027	2011	12,600	1.95%
Sequoia 10 B2	A	09/26/02	8,400	1m LIBOR	2027	2011	8,400	1.95%
Sequoia 10 B3	BBB	09/26/02	4,725	1m LIBOR	2027	2011	4,725	2.55%
Sequoia 11 A	AAA	10/30/02	695,210	1m LIBOR	2032	2011	601,822	1.60%
Sequoia 11 B1	AA	10/30/02	9,726	1m LIBOR	2032	2011	9,726	2.12%
Sequoia 12 A	AAA	12/19/02	1,080,076	1m LIBOR	2033	2009	949,908	1.60%
Sequoia 12 B1	AA	12/19/02	16,815	1m LIBOR	2033	2009	16,815	2.00%
Sequoia 2003-1 A1	AAA	02/27/03	798,206	1m LIBOR	2033	2009	707,827	1.53%
Sequoia 2003-1 A2	AAA	02/27/03	190,000	6m LIBOR	2033	2009	172,049	1.59%
Sequoia 2003-1 B1	AA	02/27/03	15,905	1m LIBOR	2033	2009	15,905	2.03%
Sequoia 2003-1 B2	A	02/27/03	8,210	Pass Through	2033	2009	8,210	2.57%
Sequoia 2003-2 A1	AAA	04/29/03	500,000	1m LIBOR	2022	2009	460,107	1.48%
Sequoia 2003-2 A2	AAA	04/29/03	303,600	6m LIBOR	2022	2009	276,173	1.55%
Sequoia 2003-2 M1	AA	04/29/03	11,480	1m LIBOR	2016	2009	11,480	1.80%
Sequoia 2003-3 A1	AAA	06/26/03	379,455	1m LIBOR	2023	2009	357,534	1.48%
Sequoia 2003-3 A2	AAA	06/26/03	149,922	6m LIBOR	2023	2009	141,089	1.57%
Sequoia 2003-3 B1	AA	06/26/03	9,075	1m LIBOR	2025	2009	9,075	1.80%
MLCC 2003-C A1	AAA	06/26/03	773,795	1m LIBOR	2023	2012	719,867	1.47%
MLCC 2003-C A2	AAA	06/26/03	200,002	6m LIBOR	2023	2012	189,248	1.58%
MLCC 2003-C B1	AA	06/26/03	10,553	1m LIBOR	2025	2012	10,553	1.79%
MLCC 2003-D A	AAA	07/29/03	992,833	1m LIBOR	2028	2012	953,041	1.45%
MLCC 2003-D B1	AA	07/29/03	10,758	1m LIBOR	2028	2012	10,758	1.77%
Sequoia 2003-4 1A1	AAA	07/29/03	148,641	1m LIBOR	2033	2009	143,776	1.46%
Sequoia 2003-4 1A2	AAA	07/29/03	150,000	6m LIBOR	2033	2009	147,476	1.45%
Sequoia 2003-4 1B1	AA	07/29/03	3,864	1m LIBOR	2033	2009	3,864	1.80%
Sequoia 2003-4 2A1	AAA	07/29/03	189,415	1m LIBOR	2033	2011	182,606	1.50%
Sequoia 2003-4 2M1	AA	07/29/03	9,986	1m LIBOR	2033	2011	9,986	1.62%
Sequoia 2003-4 2B1	AA	07/29/03	2,367	1m LIBOR	2033	2011	2,367	1.80%
Sequoia 2003-5 A1	AAA	08/27/03	675,596	1m LIBOR	2033	2009	648,832	1.46%
Sequoia 2003-5 A2	AAA	08/27/03	149,609	6m LIBOR	2033	2009	145,943	1.53%
Sequoia 2003-5 B1	AA	08/27/03	15,043	1m LIBOR	2033	2009	15,043	1.75%
Sequoia 2003-6 A1	AAA	10/29/03	458,238	1m LIBOR	2033	2009	450,574	1.46%
Sequoia 2003-6 A2	AAA	10/29/03	180,474	6m LIBOR	2033	2009	177,238	1.55%
Sequoia 2003-6 B1	AA	10/29/03	11,287	1m LIBOR	2033	2009	11,287	1.73%
Sequoia 2003-7 A1	AAA	11/25/03	290,000	1m LIBOR	2034	2009	288,307	1.47%
Sequoia 2003-7 A2	AAA	11/25/03	505,100	6m LIBOR	2034	2009	502,553	1.57%
Sequoia 2003-7 B1	AA	11/25/03	16,607	1m LIBOR	2034	2009	16,607	1.70%
Sequoia 2003-8 A1	AAA	12/23/03	791,768	1m LIBOR	2034	2009	791,768	1.47%
Sequoia 2003-8 A2	AAA	12/23/03	150,000	6m LIBOR	2034	2009	150,000	1.56%
Sequoia 2003-8 B1	AA	12/23/03	14,166	1m LIBOR	2034	2009	14,166	1.73%
Sequoia 2003-8 B2	A	12/23/03	8,304	1m LIBOR	2034	2009	8,304	2.40%
MLCC 2003-E A1	AAA	08/28/03	823,305	1m LIBOR	2028	2012	798,414	1.45%
MLCC 2003-E A2	AAA	08/28/03	150,000	6m LIBOR	2028	2012	142,516	1.54%
MLCC 2003-E B1	AA	08/28/03	10,547	1m LIBOR	2028	2012	10,547	1.74%
MLCC 2003-F A1	AAA	09/25/03	839,000	1m LIBOR	2028	2012	820,499	1.46%
MLCC 2003-F A2	AAA	09/25/03	270,000	6m LIBOR	2028	2012	264,049	1.52%
MLCC 2003-F A3	AAA	09/25/03	175,000	Pass Through	2028	2012	171,539	2.85%
MLCC 2003-F B1	AA	09/25/03	13,913	1m LIBOR	2028	2012	13,913	1.74%
MLCC 2003-H A1	AAA	12/22/03	365,708	1m LIBOR	2029	2012	365,708	1.47%
MLCC 2003-H A2	AAA	12/22/03	240,000	6m LIBOR	2029	2012	240,000	1.56%
MLCC 2003-H A3A	AAA	12/22/03	119,613	Pass Through	2029	2012	116,200	2.88%
MLCC 2003-H B1	AA	12/22/03	7,875	1m LIBOR	2029	2012	7,875	1.70%
MLCC 2003-H B2	A	12/22/03	6,000	1m LIBOR	2029	2012	6,000	2.40%

Total Sequoia Issuance			$19,208,805				$15,742,733	1.56%

Long-Term Debt Characteristics (continued)

Table 19
Long-Term Debt Characteristics – Residential Mortgage Loans
Sequoia Interest -Only Certificates Issued
($ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia Long-	Debt	Issue	Issue		Stated	Callable	At Dec. 31,	Dec. 31,
Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003
MLCC 2003-C X-A-2	AAA	06/26/03	12,662	Fixed	2023	2007	6,304	4.50%
MLCC 2003-D X-A-1	AAA	07/29/03	22,371	Fixed	2028	2007	13,436	4.50%
MLCC 2003-E X-A-1	AAA	08/28/03	16,550	Fixed	2028	2007	13,820	4.25%
MLCC 2003-F X-A-1	AAA	09/25/03	18,666	Fixed	2028	2007	16,276	4.50%
Sequoia 2003-6 X-1	AAA	10/29/03	8,220	Fixed	2033	2007	7,472	4.50%
SMFC 2003A AX1	AAA	10/31/03	70,568	Fixed	2008	2007	63,365	4.50%
Sequoia 2003-7 X-1	AAA	11/25/03	10,345	Fixed	2034	2007	9,868	4.25%
Sequoia 2003-8 X-1	AAA	12/23/03	12,256	Fixed	2034	2007	12,256	4.50%
MLCC 2003-H X-A-1	AAA	12/22/03	10,430	Fixed	2029	2007	10,430	4.25%

Total Sequoia Issuance			$182,068				$153,227	4.45%

Table 20
Long-Term Debt Characteristics – Commercial Real Estate Loans
($ in thousands)

							Principal	Interest
Commercial			Original			Estimated	Outstanding	Rate At
Long Term Debt	Debt	Issue	Issue		Stated	Callable	At Dec. 31,	Dec. 31,
Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003
Commercial 1	NR	03/30/01	$9,010	1m LIBOR	2002	Paid Off	$—	NM
Commercial 2	NR	03/30/01	8,320	1m LIBOR	2003	Paid Off	—	NM
Commercial 3	NR	03/01/02	8,318	1m LIBOR	2003	Paid Off	—	NM
Commercial 4	NR	08/18/03	5,595	1m LIBOR	2009	NC	5,571	9.50%

Total Commercial Issuance			$31,243				$5,571	9.50%

Table 21
Long-Term Debt Characteristics
Collateralized Debt Obligations and Other Resecuritizations – Acacia and SMFC
($ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Resecuritization	Debt	Issue	Issue		Stated	Callable	At Dec. 31,	Dec. 31,
Issuance	Rating	Date	Amount	Index	Maturity	Date	2003	2003
SMFC 2002A A1	AAA	04/30/02	64,761	1m LIBOR	2030	2006	$23,261	1.73%
SMFC 2002A A2	AAA	04/30/02	15,861	1m LIBOR	2029	2006	9,688	1.88%
Acacia CDO 1 A	AAA	12/10/02	224,250	3m LIBOR	2018	2010	219,055	1.76%
Acacia CDO 1 B	AA	12/10/02	45,000	3m LIBOR	2037	2010	45,000	2.48%
Acacia CDO 1 C	BBB	12/10/02	15,750	3m LIBOR	2037	2010	15,750	3.88%
SMFC 2002B I A1	AA	12/19/02	16,855	Fixed	2031	2004	4,121	5.43%
SMFC 2002B I A2	A	12/19/02	18,274	Fixed	2031	2004	4,467	5.68%
SMFC 2002B I A3	BBB	12/19/02	17,221	Fixed	2031	2004	4,210	6.38%
SMFC 2002B I A4	BB	12/19/02	25,133	Fixed	2031	2004	6,144	6.75%
SMFC 2002B II A1	AA	12/19/02	15,517	Fixed	2039	2004	3,508	4.82%
SMFC 2002B II A2	A	12/19/02	18,345	Fixed	2039	2004	4,147	4.92%
SMFC 2002B II A3	BBB	12/19/02	14,989	Fixed	2039	2004	3,388	5.35%
SMFC 2002B II A4	BB	12/19/02	8,347	Fixed	2039	2004	1,887	6.00%
Acacia CDO 2 A	AAA	05/13/03	222,000	3m LIBOR	2023	2011	221,544	1.83%
Acacia CDO 2 B	AA	05/13/03	45,375	3m LIBOR	2038	2011	45,375	2.48%
Acacia CDO 2 C	BBB	05/13/03	16,500	3m LIBOR	2038	2011	16,500	4.43%
Acacia CDO 3 A	AAA	11/04/03	222,000	3m LIBOR	2038	2011	222,000	1.77%
Acacia CDO 3 B	AA	11/04/03	45,750	3m LIBOR	2038	2011	45,750	2.39%
Acacia CDO 3 C	BBB	11/04/03	16,500	3m LIBOR	2038	2011	16,500	4.59%

Total Resecuritizations			$1,068,428				$912,295	2.16%

Other Supplemental Financial Data

Table 22
Operating Expenses
( $ in Thousands)

										Efficiency
							Fixed and	Fixed and		Ratio:
		Less:					Variable	Variable	Fixed	Fixed and
		Variable		Total		Variable	Operating	Operating	Operating	Variable
		Stock		Fixed and		(Performance	Expenses/	Expenses/	Expenses/	Operating
	Total	Option		Variable	Fixed	Based)	Average	Average	Average	Expenses/
	Operating	Valuation	Less:	Operating	Operating	Operating	GAAP	Core	Core	Net Interest
	Expenses	Adjustments	Excise Tax	Expenses	Expenses	Expenses	Equity	Equity	Equity	Income

Q1: 2002	$4,089	$543	$0	$3,546	$1,758	$1,788	4.2%	4.3%	2.1%	23%
Q2: 2002	5,325	789	—	4,536	2,081	2,455	4.7%	4.9%	2.2%	26%
Q3: 2002	3,545	(745)	—	4,290	2,101	2,189	4.0%	4.5%	2.2%	24%
Q4: 2002	7,046	78	959	6,009	2,230	3,779	5.3%	6.0%	2.2%	29%
2002	20,005	665	959	18,381	8,170	10,211	4.6%	4.9%	2.2%	26%
Q1: 2003	8,282	948	862	6,472	2,663	3,809	5.3%	6.2%	2.6%	27%
Q2: 2003	8,793	1,490	—	7,303	2,645	4,658	5.8%	6.8%	2.5%	25%
Q3: 2003	9,098	513	—	8,585	3,941	4,644	6.2%	7.5%	3.4%	25%
Q4: 2003	10,722	2,701	341	7,680	3,717	3,963	5.5%	6.5%	3.2%	19%
2003	36,895	5,652	1,203	30,040	12,966	17,074	5.7%	6.8%	2.9%	23%

Table 23
Unamortized Premium and Discount Balances*
( $ in Thousands)

				Net
				Amortization
			Unamortized	(Expense)
	Unamortized	Unamortized	Net	Income
	Gross	Gross	Premium/	During
	Premium	Discount	(Discount)	Period

Q1: 2002	$23,036	($32,053)	($9,017)	($3,201)
Q2: 2002	31,155	(40,301)	(9,146)	(793)
Q3: 2002	57,951	(58,397)	(446)	(2,148)
Q4: 2002	60,478	(70,140)	(9,662)	(3,083)
2002	60,478	(70,140)	(9,662)	(3,083)
Q1: 2003	62,812	(96,131)	(33,319)	(2,098)
Q2: 2003	95,644	(139,297)	(43,653)	3,269
Q3: 2003	176,644	(239,139)	(62,495)	1,736
Q4: 2003	213,506	(314,139)	(100,633)	11,968
2003	213,506	(314,139)	(100,633)	14,875

*Includes deferred bond issuance costs and net premium on long-term debt.

Table 24
Differences Between GAAP Income and Estimated Taxable Income
( $ in Thousands, Except Share Data)

	For the First	For the Second	For the Third	For the Fourth	For the	For the
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended	Year Ended
	3/31/2003	6/30/2003	9/30/2003	12/31/2003	12/31/2003	12/31/2002

	$14,932	$22,212	$24,636	$69,933	$131,713	$53,893
GAAP Income	8,852	5,320	10,610	14,487	39,269	19,998
Amortization and credit expenses	2,826	4,468	2,223	(3,539)	5,978	5,723
Operating expenses	862	—	—	341	1,203	959
Provision for excise tax	(1,267)	2,474	(1,102)	(7,231)	(7,126)	(3,280)

Mark-to-market expenses
Estimated REIT taxable income	$26,205	$34,474	$36,367	$73,991	$171,037	$77,293

(Earnings) losses from taxable subsidiaries	(545)	(1,952)	(2,484)	(2,672)	(7,653)	37

Estimated REIT Taxable Income	$25,660	$32,522	$33,883	$71,319	$163,384	$77,330

Common Shares Outstanding at Period End	16,604,910	17,820,856	18,468,138	19,062,983	—	—
Total Taxable Income Per Share	$1.58	$1.93	$1.97	$3.88	$9.36	$4.92
REIT Taxable Income Per Share	$1.55	$1.82	$1.83	$3.74	$8.94	$4.92

End